                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2001


                            SECURITY BIOMETRICS, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                      0-30711                   98-0209119
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


 1410-1030 West Georgia Street Vancouver BC Canada                     V6E 2Y3
     (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (604) 609-7749


EXPLANATORY NOTE:

      This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K filed on July 13, 2001 (Form 8-K) of Security Biometrics, Inc. is being submitted to include the Financial Statements and Pro Form Information called for under Item 7 of the Form 8-K in connection with the acquisition of NetFace LLC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statement of Business Acquired.

            Financial Statements for the year ended June 30, 2001


      (b)   Pro Forma Financial Information.

            Pro Forma Condensed Consolidated Financial Statements for the year ended June 30, 2001.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SECURITY BIOMETRICS, INC.
                                        (Registrant)

Date: November 27, 2001                 By:  /s/   Wayne Taylor
                                           -------------------------------------
                                             Wayne Taylor
                                             Chief Financial Officer

                                  NETFACE, LLC

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                  JUNE 30, 2001

                                TABLE OF CONTENTS



                                                                        PAGE NO.
                                                                        --------
INDEPENDENT AUDITORS' REPORT........................................         1

FINANCIAL STATEMENTS

       Balance Sheet................................................         2

       Statement of Operations......................................         3

       Statement of Member's Equity.................................         4

       Statement of Cash Flows......................................         5

       Notes to Financial Statements................................     6 - 7

                          INDEPENDENT AUDITORS' REPORT


To The Members
NetFace, LLC
(A Development Stage Company)


We have audited the accompanying balance sheet of NetFace, LLC as of June 30, 2001 and the related statements of operations, member's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of NetFace, LLC as of June 30, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has no revenues and needs additional financing to continue the development of its products and to exercise its Datotech option. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters also are described in
Note 5. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




MOFFITT & COMPANY, P.C.
SCOTTSDALE, ARIZONA


September 14, 2001

                                  NETFACE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  JUNE 30, 2001


                                     ASSETS

CURRENT ASSETS
       Cash and cash equivalents                                        $ 11,363

OTHER ASSETS
       Gesture Recognition Technology Option                             200,000
                                                                        --------

              TOTAL ASSETS                                              $211,363
                                                                        ========


                         LIABILITIES AND MEMBER'S EQUITY

LIABILITIES                                                             $      0

MEMBER'S EQUITY                                                          211,363
                                                                        --------
              TOTAL LIABILITIES AND
                 MEMBER'S  EQUITY                                       $211,363
                                                                        ========


            See Accompanying Notes and Independent Auditors' Report.

                                  NETFACE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001


REVENUES                                                               $      0

GENERAL AND ADMINISTRATIVE EXPENSES                                      55,637
                                                                       --------

       NET (LOSS)                                                      $(55,637)
                                                                       ========


            See Accompanying Notes and Independent Auditors' Report.

                                  NETFACE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                          STATEMENT OF MEMBER'S EQUITY
                        FOR THE YEAR ENDED JUNE 30, 2001


BALANCE, JULY 1, 2000                                                 $       0

CAPITAL CONTRIBUTION                                                    267,000

NET (LOSS) FOR THE YEAR ENDED JUNE 30, 2001                             (55,637)
                                                                      ---------

BALANCE, JUNE 30, 2001                                                $ 211,363
                                                                      =========


            See Accompanying Notes and Independent Auditors' Report.

                                  NETFACE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED JUNE 30, 2001


CASH FLOWS FROM OPERATING
   ACTIVITIES:
       Net (loss)                                          $   (55,637)
                                                           -----------
              NET CASH (USED) BY
                 OPERATING ACTIVITIES                                     $   (55,637)

CASH FLOWS FROM INVESTING
   ACTIVITIES:
       Purchases of Gesture Recognition Technology option     (200,000)
                                                           -----------
              NET CASH (USED) BY
                INVESTING ACTIVITIES                                         (200,000)

CASH FLOWS FROM FINANCING
   ACTIVITIES:
       Proceeds from member investments                        267,000
                                                           -----------
            NET CASH PROVIDED BY
                FINANCING ACTIVITIES                                          267,000
                                                                          -----------

NET INCREASE IN CASH AND CASH
   EQUIVALENTS                                                                 11,363

CASH AND CASH EQUIVALENTS, AT
   BEGINNING OF PERIOD                                                    $         0
                                                                          -----------
CASH AND CASH EQUIVALENTS, AT
   END OF PERIOD                                                          $    11,363
                                                                          ===========


SUPPLEMENTAL DISCLOSURE OF
   CASH FLOW INFORMATION

   Cash paid during the period for:

        Interest                                                          $         0
                                                                          ===========

        Taxes                                                             $         0
                                                                          ===========


            See Accompanying Notes and Independent Auditors' Report.

                                  NETFACE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001

NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION AND NATURE OF BUSINESS

         NetFace, LLC is a Connecticut Limited Liability Company organized on September 30, 1999. The Company holds an option to acquire an exclusive worldwide perpetual, royalty-free license to exploit the Gesture Recognition Technology developed by DSI Datotech Systems, Inc. (Hereinafter referred to as Datotech) for video games and internet/television. The Company's operating agreement terminates on December 31, 2049.

         CASH AND CASH EQUIVALENTS

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

         ACCOUNTING ESTIMATES

         Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

         INCOME TAXES

         The Company has elected under the Internal Revenue Code to be taxed as a corporation.

         LONG-LIVED ASSETS

         Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the Company's results of operations, cash flows or financial position.

         DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company estimates that the fair value of all financial instruments as of June 30, 2001, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.


            See Accompanying Notes and Independent Auditors' Report.

                                  NETFACE, LLC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001

NOTE 2   DEVELOPMENT STAGE OPERATIONS

         As of June 30, 2001, the Company was in the development stage of operations. According to the Financial Accounting Standards Board of the Financial Accounting Foundation, a development stage Company is defined as a company that devotes most of its activities to establishing a new business activity. In addition, planned principal activities have not commenced, or have commenced and have not yet produced significant revenue.

NOTE 3   GESTURE RECOGNITION TECHNOLOGY OPTION

         On June 28, 2000, NetFace LLC acquired an option to acquire an exclusive worldwide perpetual, royalty-free license to exploit the Gesture Recognition Technology developed by DSI Datotech Systems, Inc. for video games and internet/television. The exercise price of the option is $5,000,000, plus a 20% Class B membership in NetFace LLC. NetFace has paid Datotech $200,000 of the exercise price, with the remaining $4,800,000 balance of the exercise price payable by December 4, 2002. The option expires eighteen months from the date when a prototype reasonably acceptable to NetFace LLC is made available to NetFace LLC.

         The licensing costs will be amortized over the estimated useful life of the assets once the products are ready for commercial use.

NOTE 4   CHANGE IN MEMBERS

         On June 29, 2001, Security Biometrics, Inc. acquired 100% of the member's interest in exchange for 20,000,000 shares of Security Biometrics, Inc. common stock. The acquisition was accounted for as a purchase with NetFace LLC becoming a 100% subsidiary of Security Biometrics, Inc.

NOTE 5   GOING CONCERN

         These financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has a no revenues and needs additional financing to proceed with the development of its products and to exercise its Datotech option. These factors raise substantial doubt as to the Company's ability to continue as a going concern.

         Management's plan to eliminate the going concern situation include obtaining financing from either public or private sources.


            See Accompanying Notes and Independent Auditors' Report.

                    SECURITY BIOMETRICS, INC. AND SUBSIDIARY
              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



On June 29, 2001, Security Biometrics, Inc. (hereinafter called SBI) acquired 100% of the outstanding members interest of NetFace, LLC (hereinafter called NetFace) by issuing 20,000,000 shares of its common stock which it valued at $211,363.

The acquisition will be accounted for as a purchase with the assets acquired and liabilities assumed recorded at fair values, and the results of NetFace's operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (Pro Forma) on the Company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2001, is based on the consolidated historical balance sheets of BSI and NetFace as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year ended June 30, 2001 are based on the historical statements of operations of BSI and NetFace for the year ended June 30, 2001. The pro forma condensed consolidated statements of operations assume the acquisition took place on July 1, 2000.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of BSI and NetFace.

                    SECURITY BIOMETRICS, INC. AND SUBSIDIARY
                        PRO FORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 2001
                                   (UNAUDITED)

                                                   SECURITY
                                                   BIOMETRICS,
                                                      INC.
                                                      AND             NETFACE                                 PRO
                                                   SUBSIDIARY           LLC            ADJUSTMENTS           FORMA
                                                   ----------       -----------       -------------      ------------
ASSETS
       Cash                                        $   14,783       $    11,363       $           0       $    26,146
       G.S.T. refund                                    9,195                 0                   0             9,195
       Prepaid expenses                                 3,175                 0                   0             3,175
       Property and equipment                          19,311                 0                   0            19,311
       Gesture Recognition Technology
          Option                                            0           200,000                   0           200,000
       Investment                                     211,363                 0       (1)  (211,363)               0
       Trademark                                        6,113                 0                   0             6,113
       Deposits                                         4,763                 0                   0             4,763
                                                   ----------       -----------       -------------       -----------

        TOTAL ASSETS                               $  268,703       $   211,363       $    (211,363)      $   268,703
                                                   ==========       ===========       =============       ===========

LIABILITIES AND
   STOCKHOLDERS' EQUITY
       Accounts payable                            $  120,896       $         0       $           0       $   120,896
       Accrued liabilities                             25,405                 0                   0            25,405
       Capital lease payable                           13,003                 0                   0            13,003
                                                   ----------       -----------       -------------       -----------

        TOTAL LIABILITIES                             159,304                 0                   0           159,304

       STOCKHOLDERS' EQUITY                           109,399           211,363       (1)  (211,363)          109,399
                                                   ----------       -----------       -------------       -----------

        TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY                    $  268,703       $   211,363       $    (211,363)      $   268,703
                                                   ==========       ===========       =============       ===========

      See Notes to Pro Forma Consolidated Financial Statements (Unaudited).

                    SECURITY BIOMETRICS, INC. AND SUBSIDIARY
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001
                                   (UNAUDITED)

                                            SECURITY
                                           BIOMETRICS,
                                               INC.
                                               AND               NETFACE                               PRO
                                           SUBSIDIARY              LLC           ADJUSTMENTS           FORMA
                                           -----------       -------------       -----------       ------------
REVENUES                                   $         0       $           0       $         0       $          0
                                           -----------       -------------       -----------       ------------
EXPENSES
       Gesture Recognition
          Technology option                    320,000                   0                 0            320,000
       General and administrative              494,855              55,637                 0            550,492
                                           -----------       -------------       -----------       ------------

        TOTAL EXPENSES                         814,855              55,637                 0            870,492
                                           -----------       -------------       -----------       ------------

NET (LOSS)                                 $  (814,855)      $     (55,637)      $         0       $   (870,492)
                                           ===========       =============       ===========       ============

NET (LOSS) PER COMMON
   SHARE                                   $      (.02)                                            $       (.02)
                                           ===========                                             ============

WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES
   OUTSTANDING                              38,257,675                                               38,257,675
                                           ===========                                             ============

      See Notes to Pro Forma Consolidated Financial Statements (Unaudited).

                    SECURITY BIOMETRICS, INC. AND SUBSIDIARY
                NOTES TO PROFORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1 The Pro Forma adjustments to the condensed consolidated balance sheet are as follows:

         (1)      Eliminate inter-company investments    $211,363